UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2009

TRIPLECROWN ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33698	20-0333311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 West Broadway, PMB 402 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     307-633-2831

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, TRIPLECROWN ACQUISTION CORP. (“TRIPLECROWN”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TRIPLECROWN SECURITIES, REGARDING ITS PROPOSED BUSINESS COMBINATION WITH CULLEN AGRICULTURAL TECHNOLOGIES, INC. (“CULLEN AGRITECH”), AS DESCRIBED IN THIS REPORT.

TRIPLECROWN HAS FILED A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND CULLEN AGRICULTURAL HOLDING CORP. (“CAH”), A WHOLLY OWNED SUBSIDIARY OF TRIPLECROWN, HAS FILED A REGISTRATION STATEMENT, IN EACH CASE, THAT CONTAINS A PRELIMINARY PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE PROPOSED TRANSACTION.  STOCKHOLDERS AND WARRANTHOLDERS OF TRIPLECROWN AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH TRIPLECROWN’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ TRIPLECROWN’S FINAL PROSPECTUS, DATED OCTOBER 22, 2007, IN CONNECTION WITH TRIPLECROWN’S INITIAL PUBLIC OFFERING (“IPO”) FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TRIPLECROWN OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, WILL BE MAILED TO TRIPLECROWN STOCKHOLDERS AND WARRANTHOLDERS, AS THE CASE MAY BE, AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTION. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TRIPLECROWN ACQUISTION CORP., C/O PAUL VASSILAKOS, PETRINA ADVISORS, 590 MADISON AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10022, (212) 521-4398. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

TRIPLECROWN, CAH, CULLEN AGRITECH AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS OF TRIPLECROWN STOCKHOLDERS AND TRIPLECROWN WARRANTHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTION. ERIC J. WATSON, TRIPLECROWN’S CHAIRMAN AND TREASURER, IS THE CHIEF EXECUTIVE OFFICER OF CULLEN AGRITECH AND CONTROLS THE SOLE STOCKHOLDER OF CULLEN AGRITECH.  ADDITIONALLY, THE UNDERWRITERS IN TRIPLECROWN’S IPO CONSUMMATED IN OCTOBER 2007 MAY ASSIST TRIPLECROWN IN ITS EFFORTS TO APPROVE THE TRANSACTION. THE UNDERWRITERS ARE ENTITLED TO RECEIVE DEFERRED UNDERWRITING COMPENSATION UPON COMPLETION OF THE PROPOSED TRANSACTION.  ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS IS INCLUDED IN THE PROXY STATEMENT/PROSPECTUS AND MAY BE INCLUDED IN OTHER MATERIALS FILED BY TRIPLECROWN AND CAH WITH THE SEC.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

TRIPLECROWN, CAH AND CULLEN AGRITECH CLAIM THE PROTECTION OF THE SAFE HARBOR FOR “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE STATEMENTS THAT ARE NOT HISTORICAL FACTS. SUCH FORWARD-LOOKING STATEMENTS, BASED UPON THE CURRENT BELIEFS AND EXPECTATIONS OF MANAGEMENT OF TRIPLECROWN, CAH AND CULLEN AGRITECH REGARDING, AMONG OTHER THINGS, TRIPLECROWN’S PROPOSED BUSINESS COMBINATION WITH CULLEN AGRITECH DISCUSSED HEREIN AND THE BUSINESS OF CULLEN AGRITECH, ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE FORWARD-LOOKING STATEMENTS. THE RISK FACTORS LISTED IN CAH’S REGISTRATION STATEMENT ON FORM S-4 AND TRIPLECROWN’S PROXY STATEMENT SET FORTH THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS.  NONE OF TRIPLECROWN, CAH OR CULLEN AGRITECH ASSUMES ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED IN THIS REPORT.

THE INFORMATION ON TRIPLECROWN’S AND CULLEN AGRITECH’S WEBSITE IS NOT, AND SHALL NOT BE DEEMED TO BE, A PART OF THIS CURRENT REPORT OR INCORPORATED IN EITHER TRIPLECROWN’S OR CAH’S FILINGS MADE WITH THE SEC.

THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 1.01	Entry into a Material Definitive Agreement.

On September 4, 2009, Triplecrown Acquisition Corp., a Delaware corporation (“Triplecrown”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among Triplecrown, Cullen Agricultural Holding Corp., a wholly-owned subsidiary of Triplecrown (“CAH”), CAT Merger Sub, Inc., a wholly-owned subsidiary of CAH (“Merger Sub”), Cullen Agricultural Technologies, Inc. (“Cullen Agritech”) and Cullen Inc Holdings Ltd, the sole stockholder of Cullen Agritech (“Cullen Holdings”).

Cullen Agritech is a newly formed company committed to the development and commercialization of advanced agricultural technologies.  Cullen Agritech’s principal focus will be to improve agricultural yields through pasture and animal sciences.  Cullen Agritech will also provide advisory services associated with the development and implementation of efficient farming techniques both in the United States and abroad.

The following summaries of the Merger Agreement, the transactions contemplated by the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the agreements, certain of which are attached as exhibits hereto and are incorporated herein by reference.

Upon the consummation of the transactions contemplated by the Merger Agreement, (i) Triplecrown will merge with and into CAH with CAH surviving the merger and becoming the new publicly-traded corporation of which the present holders of Triplecrown securities will be security holders by reason of the automatic exchage of their Triplecrown securities for common stock and warrants of CAH and (ii) Merger Sub will merge with and into Cullen Agritech with Cullen Agritech surviving the merger and becoming a wholly-owned subsidiary of CAH.  Upon completion of the transactions contemplated by the Merger Agreement, the current holders of common stock of Triplecrown will own 57,740,000 shares of CAH stock (assuming no holders of shares of Triplecrown common stock sold in its initial public offering (“Public Shares”) elect to convert their shares into a portion of Triplecrown’s trust account and assuming the founders of Triplecrown (“Triplecrown Founders”) cancel an aggregate of 11,260,000 shares they will receive upon exchange of their Triplecrown common stock as described in more detail below) and the current holder of common stock of Cullen Agritech will own 15,881,148 shares of CAH common stock.  Assuming that holders of approximately 29.99% of the Public Shares elect to convert their shares into a portion of Triplecrown’s trust account, the current holders of common stock of Triplecrown will own 41,180,000 shares of CAH stock (assuming the Triplecrown Founders cancel an aggregate of 11,260,000 shares they will receive upon exchange of their Triplecrown common stock in connection with the merger as described in more detail in this proxy statement/prospectus), and the current holder of common stock of Cullen Agritech will own 15,881,148 shares of CAH common stock.  Cullen Holdings, the sole stockholder of Cullen Agritech, has agreed that it will not sell any of the shares it receives in the transaction until the 12-month anniversary of the consummation of the merger.

Prior to Triplecrown’s IPO, the Triplecrown Founders acquired 13,800,000 units of Triplecrown, representing 13,800,000 shares of common stock of Triplecrown (“Founders’ Shares”) and 13,800,000 warrants to purchase shares of common stock of Triplecrown (“Founders’ Warrants”).  All of such securities are held in escrow under an escrow agreement with Continental Stock Transfer & Trust Company, pursuant to which such securities will not be released from escrow until one year after the consummation of Triplecrown’s initial business combination (except in certain limited situations).  In connection with the transactions contemplated by the Merger Agreement, the Triplecrown Founders have agreed to have cancelled an aggregate of 11,260,000 shares of common stock of CAH they will receive in exchange for 11,260,000 Founders’ Shares upon consummation of the transaction.   The remaining 2,540,000 shares, as well as all of the warrants of CAH that the Triplecrown Founders will receive in exchange for their Founders’ Warrants, will continue to be held in escrow pursuant to the original terms of the escrow agreement and will be released one year after the consummation of the transaction.

As described in more detail below, as a condition of the transaction, Triplecrown’s stockholders will be asked to approve an amendment to Triplecrown’s amended and restated certificate of incorporation to permit the transaction and Triplecrown’s warrantholders will be asked to amend the terms of the warrant agreement governing the warrants to increase the exercise price and redemption trigger of the warrants and extend the duration of such warrants.

If approved, the transactions are expected to be consummated by October 22, 2009, after the required approval by the stockholders and warrantholders of Triplecrown and the fulfillment of certain other closing conditions, as described herein and in the Merger Agreement.

Initial Charter Amendment

Pursuant to Triplecrown’s amended and restated certificate of incorporation and as disclosed in the prospectus included in the registration statement for Triplecrown’s IPO, Triplecrown undertook to consummate an initial business combination in which it acquired an operating business in the financial services industry with a fair market value equal to at least 80% of the balance in Triplecrown’s trust account (excluding deferred underwriting discounts and commissions) and resulting in the ownership by Triplecrown of not less than 50% of the voting securities of the target business.  Additionally, Triplecrown was prohibited from consummating a business combination with a business affiliated with any of the Triplecrown Founders.  In the proposed transaction, (i) the sole stockholder of Cullen Agritech, the entity that will become CAH’s operating business following the proposed transaction, is Cullen Holdings, an entity controlled by Eric J. Watson, Triplecrown’s chairman of the board and treasurer, (ii) Triplecrown will ultimately be acquired by CAH and therefore not acquire at least 50% of the voting securities of the target business, (iii) Cullen Agritech is not an operating business in the financial services industry and (iv) the fair market value of Cullen Agritech on the date of the transaction is less than 80% of the balance of the trust account.  Accordingly, the proposed transaction does not satisfy the requirements of Triplecrown’s amended and restated certificate of incorporation and IPO prospectus as to its initial business combination.  Accordingly, Triplecrown intends to amend the terms of its amended and restated certificate of incorporation to allow for the consummation of the proposed transaction.  Such amendment will require approval of Triplecrown’s stockholders.

The Merger Agreement

The following summary of the Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Triplecrown, Cullen Agritech or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Triplecrown, Cullen Agritech or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Triplecrown or CAH.

Representations and Warranties

The Merger Agreement contains representations and warranties of each of Triplecrown, CAH, Triplecrown Merger Sub, Cullen Agritech and Cullen Holdings relating, among other things, to:

•	proper organization and similar limited liability and corporate matters;

•	capital structure of each constituent company;

•	the authorization, performance and enforceability of the merger agreement;

•	licenses and permits;

•	taxes;

•	financial statements, information and absence of undisclosed liabilities;

•	holding of leases and ownership of other properties, including intellectual property;

•	contracts;

•	title to, and condition of, properties and assets and environmental and other conditions thereof;

•	absence of certain changes;

•	SEC reports, financial statements and Sarbanes-Oxley Act;

•	employee matters;

•	compliance with laws;

•	litigation; and

•	regulatory matters and compliance.

Covenants

The parties have each agreed to use commercially reasonable efforts to take such actions as are necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement.  Triplecrown, CAH and Cullen Agritech have each also agreed to continue to operate their respective businesses in the ordinary course prior to the closing and, unless otherwise required or permitted under the Merger Agreement, not to take the following actions, among others, without the prior written consent of the other party:

•
waive any stock repurchase rights, accelerate, amend or (except as specifically provided for in the Merger Agreement) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

•
grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on September 4, 2009 and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on September 4, 2009;

•
except as indicated in the Merger Agreement, transfer or license to any person or otherwise extend, amend or modify any material rights to any intellectual property of Cullen Agritech or Triplecrown, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in a commercially reasonable manner provided that in no event shall Cullen Agritech or Triplecrown license on an exclusive basis or sell any intellectual property of Cullen Agritech or Triplecrown as applicable;

•
declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

•
except with respect to Triplecrown, purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock or other equity securities or ownership interests, including repurchases of unvested shares at cost in connection with the termination of the relationship with any employee or consultant pursuant to agreements in effect on September 4, 2009;

•
except for the offering on commercially reasonable terms by Cullen Agritech of securities, debt or other equity of Cullen Agritech to raise capital in furtherance of its business plan (“Cullen Capital Raise”) issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or other equity securities or ownership interests or any securities convertible into or exchangeable for shares of capital stock or other equity securities or ownership interests, or subscriptions, rights, warrants or options to acquire any shares of capital stock or other equity securities or ownership interests or any securities convertible into or exchangeable for shares of capital stock or other equity securities or other ownership interests, or enter into other agreements or commitments of any character obligating it to issue any such shares, equity securities or other ownership interests or convertible or exchangeable securities;

•	amend its charter documents (except with respect to Triplecrown);

•
except with respect to the land being purchased in connection with the transactions contemplated under the Merger Agreement, acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Triplecrown or Cullen Agritech as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party’s ability to compete or to offer or sell any products or services;

•
except as set forth in the Merger Agreement, sell, lease, license, encumber or otherwise dispose of any properties or assets, except (A) sales of inventory in a commercially reasonable manner, and (B) the sale, lease or disposition (other than through licensing) of property or assets that are not material, individually or in the aggregate, to the business of such party;

•
except with respect to Cullen Agritech’s capital raising efforts, incur any indebtedness for borrowed money in excess of $200,000 in the aggregate or guarantee any such indebtedness of another person or persons in excess of $200,000 in the aggregate, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Triplecrown or Cullen Agritech, as applicable, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

•
adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in a commercially reasonable manner with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

•
except with respect to the land being purchased in connection with the transactions contemplated under the Merger Agreement, pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in a commercially reasonable manner or in accordance with their terms, or liabilities recognized or disclosed in such party’s audited financial statements or in the most recent financial statements included in Triplecrown’s reports filed with the SEC, as applicable, or incurred since the date of such financial statements, or waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which Cullen Agritech is a party or of which Cullen Agritech is a beneficiary or to which Triplecrown is a party or of which Parent is a beneficiary, as applicable;

•	except in a commercially reasonable manner, modify, amend or terminate any material contract or waive, delay the exercise of, release or assign any material rights or claims thereunder;

•	except as required by U.S. GAAP, revalue any of Triplecrown’s or Cullen Agritech’s assets or make any change in accounting methods, principles or practices;

•
except with respect to the land being purchased in connection with the transactions contemplated under the Merger Agreement and except in a commercially reasonable manner, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $200,000 in any 12 month period;

•
engage in any action that could reasonably be expected to cause the mergers contemplated by the Merger Agreement to fail to qualify as a tax-free transactions pursuant to Section 351, Section 368(a)(1)(A) and Section 368(a)(2)(E) of the Internal Revenue Code;

•
settle any litigation where the consideration given is other than monetary or to which an officer, director, stockholder or holder of derivative securities of Triplecrown or Cullen Agritech is a party;

•
make or rescind any tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the tax liability or tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for tax purposes or prepare or file any return in a manner inconsistent with past practice;

•	form, establish or acquire any subsidiary except as contemplated by the Merger Agreement;

•
permit any person to exercise any of its discretionary rights under any plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans;

•
except with respect to the land being purchased in connection with the transactions contemplated under the Merger Agreement, make capital expenditures except in accordance with prudent business and operational practices;

•	make or omit to take any action which would be reasonably anticipated to have a material adverse effect;

•
enter into any transaction with or distribute or advance any assets or property to any of its officers, directors, partners, stockholders, managers, members or other affiliates other than the payment of salary and benefits in a commercially reasonable manner; or

•	agree, resolve or commit to do any of the foregoing.

Additionally, Cullen Holdings has agreed not to do any of the foregoing with respect to itself to the extent it prevents the consummation of the transactions contemplated by the Merger Agreement.

The Merger Agreement also contains additional covenants of the parties, including covenants providing for:

•	the protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•
Triplecrown and CAH to prepare and file a proxy statement and registration statement, which shall contain this proxy statement/prospectus, to solicit proxies from the Triplecrown stockholders and warrantholders to vote on the proposals that will be presented for consideration at the special meeting and to register, under the Securities Act, the CAH shares and warrants that will be issued to the securityholders of Triplecrown pursuant to the merger agreement;

•
CAH and Cullen Agritech to waive their respective rights to make claims against Triplecrown to collect from the trust fund established for the benefit of the holders of the Public Shares for any monies that may be owed to either by Triplecrown; and

•
Triplecrown and Cullen Agritech to use their commercially reasonable best efforts to cause the CAH securities to be issued in the merger to be listed on the New York Stock Exchange or NASDAQ, subject to official notice of issuance, as of or prior to the effective time of the merger.

Conditions to Closing

General Conditions

Consummation of the transactions is conditioned on (i) the holders of (a) a majority of the Public Shares voted at Triplecrown’s stockholder meeting to approve the merger and (b) a majority of Triplecrown’s outstanding shares entitled to vote thereon, at a meeting called for this and other related purposes, approving the initial charter proposal and the merger proposal and the holders of a majority of Triplecrown’s outstanding warrants approving the warrant amendment (described below) and (ii) the holders of fewer than 30% of the Public Shares voting against the merger and properly demanding that their Public Shares be converted into a pro-rata portion of the trust account, calculated as of two business days prior to the anticipated consummation of the merger.

In addition, the consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things:

•
no statute, rule, ruling, regulation, judgment, decision, order, injunction, writ or decree shall have been enacted, entered, ordered, promulgated, issued or enforced by any court or other governmental authority that is in effect and prohibits, enjoins or restricts the consummation of the transactions;

•	the execution by and delivery to each party of each of the various transaction documents;

•
the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct as of the closing, and all covenants contained in the merger agreement have been complied with by each party, in each case except as would not reasonably be expected to have a material adverse effect;

•
the receipt of all necessary consents and approvals by third parties and the completion of necessary proceedings in compliance with the rules and regulations of each jurisdiction having jurisdiction over the subject matters;

•	the amendment of Triplecrown’s amended and restated certificate of incorporation to provide for the initial charter amendment;

•	the cancellation of shares of Triplecrown common stock by the Triplecrown Founders;

•	the receipt of legal opinions as may be mutually agreed upon by Cullen Agritech and Triplecrown;

•	the lock-up agreements, the escrow agreement and other necessary transaction documents shall have been executed and delivered by the parties; and

•
the registration statement to be filed in connection with the transaction shall have become effective and no stop order suspending its effectiveness, or proceeding to that effect, shall have been implemented by the SEC.

Triplecrown’s Conditions to Closing

The obligations of Triplecrown to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above in the preceding paragraph, are conditioned upon each of the following, among other things:

•	there shall have been no material adverse effect on CAH since the date of the Merger Agreement;

•	employment agreement between Natural Dairy, Inc. and Dr. Richard Watson shall have been executed;

•	the transfer of certain intellectual property to CAH that is currently held by Cullen Agritech; and

•	specified officers and directors of Cullen Agritech shall have resigned from their positions.

Cullen Agritech’s and Cullen Holdings’ Conditions to Closing

The obligations of Cullen Agritech and Cullen Holdings to consummate the transactions contemplated by the merger agreement also are conditioned upon, among other things:

•	there being no material adverse effect on Triplecrown since the date of the Merger Agreement;

•	initial charter, secondary charter and warrant amendment proposals have been approved; and

•	specified officers and directors of Triplecrown shall have resigned from their positions.

Waivers

If permitted under applicable law, either Triplecrown or Cullen Agritech may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement and waive compliance with any agreements or conditions for the benefit of the waiving party. The condition requiring that the holders of fewer than 30% of the Public Shares affirmatively vote against the merger proposal and demand conversion of their shares into cash may not be waived. Triplecrown would file a Current Report on Form 8-K and issue a press release to disclose any waiver of any representation, warranty or condition to the Merger Agreement. If such waiver is material to investors, a proxy statement/prospectus supplement would also be sent to holders of Public Shares as promptly as practicable.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written agreement of Triplecrown and Cullen Agritech;

•
by either Triplecrown or Cullen Agritech if the merger is not consummated by the date Triplecrown is required to liquidate, provided that such termination is not available to a party whose action or failure to act has been a principal cause of or resulted in the failure of the merger to be consummated before such date and such action or failure to act is a breach of the Merger Agreement;

•
by either Triplecrown or Cullen Agritech if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger, which order, decree, judgment, ruling or other action is final and nonappealable;

•
by either Triplecrown or Cullen Agritech if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured its breach within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in breach; and

•
by either Triplecrown or Cullen Agritech if, at the Triplecrown stockholder meeting, the Merger Agreement shall fail to be approved by the affirmative vote of the holders of a majority of the Public Shares present (in person or represented by proxy) and entitled to vote at the meeting or the holders of 30% or more of the Public Shares exercise conversion rights.

Indemnification

To provide a fund to secure the indemnification obligations of Cullen Holdings to Triplecrown against losses that CAH may sustain as a result of (i) the inaccuracy or breach of any representation or warranty made by Cullen Agritech in the Merger Agreement or any schedule or certificate delivered by it in connection with the Merger Agreement and (ii) the non-fulfillment or breach of any covenant or agreement made by Cullen Agritech in the Merger Agreement, an aggregate of 10% of the initial shares to be issued in the merger (1,588,115 shares of Triplecrown common stock) will be placed in escrow (with an independent escrow agent), which will be canceled to the extent that Triplecrown has damages for which it is entitled to indemnification. The escrow will be the sole remedy for Triplecrown for its rights to indemnification pursuant to the Merger Agreement. Claims for indemnification may be asserted against the escrow by Triplecrown once its damages exceed a deductible and will be reimbursable to the full extent of the damages in excess of such amount up to a maximum of the escrowed shares.  Claims for indemnification may be asserted until the 30th day after the date CAH has filed with the SEC its Annual Report on Form 10-K for the year ending December 31, 2010 (but in any event no later than April 16, 2011). As a consequence of these limitations, Triplecrown may not be able to be entirely compensated for indemnifiable damages that it may sustain.

Secondary Charter Amendments

In connection with the proposed transaction, Triplecrown also intends to seek approval from holders of its common stock to approve the following differences between the amended and restated certificate of incorporation of CAH to be in effect following the merger and Triplecrown’s amended and restated certificate of incorporation: (i) the name of the new public entity will be “Cullen Agricultural Holding Corp.” as opposed to “Triplecrown Acquisition Corp.”; (ii) CAH will have 200,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock and may increase or decrease such amounts without stockholder approval, as opposed to Triplecrown having 160,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock and may not increase or decrease such amounts without stockholder approval; (iii) CAH’s corporate existence will be perpetual as opposed to Triplecrown’s corporate existence terminating on October 22, 2009; and (iv) CAH’s amended and restated certificate of incorporation will not include the various provisions applicable only to specified purpose acquisition corporations that Triplecrown’s amended and restated certificate of incorporation contains.

Warrant Amendments

In connection with the proposed transaction, Triplecrown intends to seek the approval from the holders of its warrants to (i) increase the exercise price of Triplecrown’s warrants from $7.50 per share to $12.00 per share, (ii) extend the expiration date of the warrants from October 21, 2012 to October 21, 2013 and (iii) increase the price at which the stock must trade for the warrants to be called for redemption from $13.75 per share to $17.00 per share.  The approval of each of the warrant amendment proposals is a condition to the merger being consummated.  If approved by warrantholders, the amendments to the warrant agreement will be effective immediately upon consummation of the merger.

Item 8.01	Other Events.

Attached as Exhibit 99.2 to this Current Report is the form of investor presentation that Triplecrown and Cullen Agritech expect to use in connection with presentations to certain of Triplecrown’s securityholders, as well as other persons interested in purchasing securities of Triplecrown, in connection with the transactions contemplated by the Merger Agreement. Such material may be deemed soliciting material in connection with the special meetings of Triplecrown’s stockholders and Triplecrown’s warrantholders to be held pursuant to the Merger Agreement.

Note Regarding Financial Information and Data of Cullen Agritech

The financial information and data of Cullen Agritech contained in certain of the exhibits to this Current Report may not conform to Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in the definitive proxy statement/prospectus to be mailed to Triplecrown’s stockholders and warrantholders.

Note Regarding Non-GAAP Financial Measures

The investor presentation attached as an exhibit hereto contains certain non-GAAP financial measures, as defined under Regulation G of the rules and regulations of the SEC, including EBITDA. EBITDA is a non-GAAP financial measure (i.e., it is not a measure of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. In addition, EBITDA as used by Cullen Agritech may not be comparable to similarly titled measures of other companies.

While Cullen Agritech uses EBITDA in managing and analyzing its business and financial condition and believes this measure is useful to its management and investors, this non-GAAP financial measure has certain shortcomings. Cullen Agritech’s management compensates for the shortcomings of EBITDA by utilizing it in conjunction with its comparable GAAP financial measure.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:
Exhibit	Description
2.1
Agreement and Plan of Reorganization, dated as of September 4, 2009 by and among Triplecrown Acquisition Corp., Cullen Agricultural Holding Corp., CAT Merger Sub, Inc., Cullen Agricultural Technologies, Inc. and Cullen Inc Holdings Ltd.

4.1	Form of Amendment to Warrant Agreement.
10.1	Form of Escrow Agreement.
10.2	Form of Lock-up Agreement.
99.1	Press release of Triplecrown Acquisition Corp. dated September 8, 2009.
99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2009		TRIPLECROWN ACQUISITION CORP.

	By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
President